UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event: October 30, 2007

NEXIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

033-22128D (Commission File Number)	84-1062062 (IRS Employer Identification Number)

59 West 100 South, Suite 200, Salt Lake City, Utah 84101
(Address of principal executive offices)

(801) 575-8073
(Registrant's telephone number, including area code)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 19, 2007 after the transfer of 14,000 shares of Series C Preferred Stock held by Joseph Corso, Jr. since 2004 to a third party, the Company authorized the conversion of those shares into 350,000,000 shares of the Company’s common stock.  The transaction was handled as a private sale exempt from registration under Section 4(6) of the Securities Act of 1933.

On October 23, 2007 the Company authorized the conversion of 10,000 shares of Series C Preferred Stock held by Joseph Corso, Jr. since 2004 into 500,000,000 shares of the Common Stock of the Company.  The transaction was handled as a private sale exempt from registration under Section 4(6) of the Securities Act of 1933.

On October 24, 2007 the Company authorized the conversion of 14,000 shares of Series C Preferred Stock held by Joseph Corso, Jr. since 2004 into 350,000,000 shares of the Common stock of the Company and the transfer of those shares to third parties by Mr. Corso.  The transaction was handled as a private sale exempt from registration under Section 4(6) of the Securities Act of 1933.

On October 30 2007 the Company finalized the authorization for the delivery to seven employees of the Company a total of 250,000 shares of restricted Series C Preferred Stock, stated par value of $0.0001.  The issuances were authorized as bonus compensation to the employees, Jared Gold, Morgen Swenson, Guy Cook, Michael Golightly, Pamela Kushlan, John Mortensen and Fredrick Hunzeker.  The Company also authorized the issuance of 100,000 restricted shares of Series C Preferred Stock to Joseph Corso, Jr. as compensation for a 90 day promotional services campaign that he paid for personally for the benefit of the Company.  The Company authorized the issuance of 50,000 shares of restricted Series A Preferred Stock to the Company’s president and CEO Richard Surber as compensation for his services in those capacities.  The Company will value all of the issuances at the stated par value of the shares to be issued based upon the restricted nature of the shares at the time of issuance.

All of the shares will be issued with restrictive legends pursuant to Rule 144 and five of the employees will be restricted from transferring the shares for a period of two years contingent upon their continued employment.  The transaction was handled as a private sale exempt from registration under Rule 506 of the Securities Act of 1933.

On October 30, 2007 the Company authorized the issuance of 150,000 shares of Series C Preferred Stock to AmeriResource Technologies, Inc. as consideration for the acquisition of Green Endeavors, Ltd. by Diversified Holdings I, Inc.  The transaction was handled as a private sale exempt from registration under Section 4(6) of the Securities Act of 1933.

ITEM 9.01 Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Page No.	Description

                                                         NONE

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of October, 2007.                             Nexia Holdings, Inc.

                                                                                   /s/ Richard Surber
                                                                                   Richard Surber, President

3